Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement," “Purchase Agreement,” or “Securities Purchase Agreement” ), dated as of _____, 2014, by and among Hybrid Coating Technologies Inc., a Nevada corporation, ("Company" ), and ___________ (including its successors and assigns, the “Buyer” ) (individually the “Party” and collectively the “Parties” ).

WHEREAS:

            A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from the securities registration afforded under Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the “Commission” or the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

            B. Buyer desires to purchase and the Company desires to issue and sell in a private offering, upon the terms and conditions set forth in this Agreement, a 10% convertible debenture of the Company, (each individually “Debenture” and collectively “Debentures”) . The aggregate Subscription Amount of this offering of the Debentures to the Buyer shall be __________ U.S. Dollars (U.S. $_______ ) (the or “Subscription Amount”) (collectively, the “Offering”);

             C. The outstanding principal amount of a Debenture may be converted at the sole option of the Buyer, at any time commencing at the earlier occurrence of: (a) 12 (twelve) months after the date of Closing (as defined below) or (b) once the average closing price for any one 5 (five) consecutive trading day period exceeds $0.60. In any event the Debenture may be converted no later than 24 (twenty -four) months from the date of issuance (“Maturity Date”) into ___________ (_________ ) units of the Company (“Unit” or “Units”), at a price per Unit equal to the Conversion Price (as defined in the Debenture) . Each Unit shall be comprised of the following: (i) 1 (one) share of the Company’s Common Stock (“Share” or “Shares”); and (ii) 1 (one) stock purchase warrant to purchase one share of Common Stock of the Company. Each stock purchase warrant (“Warrant” and collectively “Warrants”) is exercisable at an exercise price per share equal to the Conversion Price (as defined in the Debenture), at any time after issuance and shall expire 3 (three) years from the date of issuance (“Warrant Maturity Date”).

             D. The terms of the Debentures, including the terms on which the Debentures may be converted into Common Stock, are set forth in the Debenture, in the form attached hereto as Exhibit A;

             E.        The terms of the Warrant, including the terms on which the Warrant may be exercised, are set forth in the Warrant, in the form attached hereto as Exhibit B;

       NOW THEREFORE , the Company and the Buyer hereby agree as follows:

       1.        PURCHASE AND SALE OF DEBENTURES.

            (a)    Certain Definitions. The Company and the Buyer mutually agree to the terms of each of the Transaction Documents. For purposes hereof:

            “1934 Act” shall mean the Securities Exchange Act of 1934.

             "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of Nevada are authorized or required by law or executive order to remain closed.

            “Common Stock” shall have the meaning set forth in Recital “C” above.

             “Common Stock Equivalents” means any securities of the Company which would entitle the Buyer thereof to acquire, directly or indirectly, at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the Buyer thereof to receive, Common Stock.

            “Conversion Shares” shall have the meaning set forth in Section 3(a) below.

            “Closing” shall occur around March 1, 2015, but in any event no later than March 31, 2015.

             “Person” shall mean an individual, a limited liability company, a partnership, a joint venture, an exempted company, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            “Purchase Price” shall have the meaning set forth in Section 1(b)(iii) below.

            “Securities” shall have the meaning set forth in Section 3 (a) below.

             “Transaction Documents” shall mean this Securities Purchase Agreement, the Debenture, the Warrants and any other agreements, if any, delivered together with this Agreement or in connection herewith.

            “Underlying Shares” or “Shares ” means the shares of Common Stock issuable upon conversion or redemption of the Debentures, upon the exercise of the Warrants and issuable in lieu of the cash payment of interest on the Debentures in accordance with their terms.

                    (b) Purchase of Debentures. Upon the signing of this Agreement, the Company shall sell to the Buyer and the Buyer agrees to purchase from the Company Debentures in the aggregate principal amount equal to the Subscription Amount. The Buyer acknowledges that the Company shall immediately have the right to make full use of the Subscription Amount and that the delivery of the Debentures by the Company to Buyer shall occur at Closing.

            (i) Form of Debenture. The . A Debenture shall be in the form attached hereto as Exhibit

            (ii) Form of Warrant. The Warrant . B shall be in the form attached hereto as Exhibit

            (iii) Form of Payment. The aggregate purchase price for the Debentures shall be equal to the Subscription Amount (“Purchase Price”). The Purchase Price shall be deposited in the Company’s Account pursuant to Section 1(c) below).

                    (c) Closing Deliveries. The Closing deliveries required hereunder and in Sections 4 and 5 below, shall be made as follows:

            (i) On the Closing Date, the Company will deliver or cause to be delivered to the Buyer (the “Company Documents” ):

            (A) this Securities Purchase Agreement duly executed by the Company,

            (B) duly executed Debentures with a principal amount equal to the Subscription Amount issued in the name of the Buyer,

     (ii) On the Closing Date, the Buyer shall deliver or cause to be delivered to the Company the following (the “Buyer Documents” ):

            (A) this Securities Purchase Agreement duly executed by the Buyer,

            (B) the Buyer’s Subscription Amount by certified check or wire transfer in accordance with Sub-section

            (c) below.

            (C) The Buyer shall wire the Subscription Amount to the following:

       2.        REGULATION S AGREEMENT OF THE BUYER

       2.1        The Buyer represents and warrants to the Company that the Buyer is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

            A "U. S. Person" is defined by Regulation S of the Securities Act to be any person who is:

i.               Any natural person resident in the United States;

ii.              Any partnership or corporation organized or incorporated under the laws of the United States;

iii.               Any estate of which any executor or administrator is a U.S. person; iv. Any trust of which any trustee is a U.S. person; v. Any agency or branch of a foreign entity located in the United States;

vi.               Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii.             Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii.             Any partnership or corporation if:

A.               Organized or incorporated under the laws of any foreign jurisdiction; and

B.                Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.2               The Buyer acknowledges that the Buyer was not in the United States at the time the offer to purchase the Shares was received.

2.3               The Buyer acknowledges that the Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Buyer in accordance with Regulation S of the Securities Act.

2.4               The Buyer agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.5               The Buyer and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

2.6               The Buyer agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

       3.        BUYER’S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

            (a) As of the date hereof, the Buyer is purchasing the Debenture and the shares of Common Stock issuable upon conversion of the Debenture or otherwise pursuant to the Debenture and the other Transaction Documents (such shares of Common Stock being collectively referred to herein as the") Shares “Conversion and the Warrants issuable upon conversion of the Debenture and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares" and, collectively with the Debenture, Warrants and Conversion Shares, the "Securities" ) for its own account.

            (b) The Buyer acknowledges that the Underlying Shares to be issued are "restricted securities" within the meaning of the Securities Act and the Buyer acknowledges that the Shares are being offered and sold in accordance with an exemption from the registration requirements under the Act.

            (c) The Buyer and the Company agree that if applicable, the Company will refuse to register any transfer of the Underlying Shares not made in accordance with the provisions of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

             (d) The Buyer acknowledges that the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Act”) or any state securities act and are instead being offered and sold in reliance on U.S. federal and state exemptions from such registration requirements.

            (e) The purchase of the Shares involves a high degree of risk and the Buyer acknowledges that the Buyer can bear the complete economic risk of the purchase of the Shares, including the total loss of the investment represented hereby.

            (f) The Buyer has the sophistication, knowledge and business acumen necessary to adequately evaluate an investment in the Company and understands completely the terms, conditions, and risks associated with any such investment in the Company.

            (g) The Shares are being acquired solely for the Buyer’s own account, for investment and not with a view to or for the sale, distribution, subdivision or fractionalization thereof, and the Buyer has no plans to enter into, and has not entered into, any contract, undertaking, agreement or arrangement to such end.

            (h) The Buyer, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares, such entity has its principal place of business as set forth on the signature page and such entity has not been formed for the specific purpose of acquiring the Shares.

            (i) The Buyer acknowledges and is aware that no federal or state agency has made any finding or determination as to the fairness of the offering of the Shares for investment or any recommendation or endorsement of same.

            (j) The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

            (k) The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 4 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

            (l) The Buyer resides at the following address:

            (m) Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

            (n) The Buyer has independently evaluated the merits of its decision to purchase the Securities pursuant to the Transaction Documents, and the Buyer confirms that it has not relied on the advice of the Company and/or its legal counsel, consultants or representatives in making such decision.

       4.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. The Company has the power and the authority to own and operate its assets and carry on the Business as is now being conducted.

            (b) The authorized capital of the Company consists of 75,000,000 shares of common stock, with a par value of $0.001 per share. There are currently 21,529,594 shares of common stock issued and outstanding.

            (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement and all other agreements to be entered into in connection with the transactions contemplated herein and to which it is a party, and to perform its obligations hereunder and thereunder.

            (d) The representations and warranties of the Company contained in this Agreement, shall be true and correct in all material respects as of the date when made and as of the Closing date, as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

            (e) Upon issuance of any Underlying Shares upon conversion of the Debenture, and in accordance with its terms, upon any subsequent exercise of the Warrants and receipt of the exercise price therefor, the Conversion Shares, the Warrant Shares along with any other shares issued pursuant to the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the Buyer thereof.

            (f) To the best knowledge of the Company, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the best knowledge of the Company, threatened against or affecting the Company, or their officers or directors in their capacity as such. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

            (g) Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales of any securities or solicited any offers to buy any securities under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.

            (h) The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company shall indemnify and hold harmless the Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

       5.        CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Debentures to the Buyer at the Closing is subject to the satisfaction of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            (a) The Buyer shall have executed the Transaction Documents requiring Buyer’s signature, and delivered the same to the Buyer.

            (b) The Buyer shall have delivered the applicable Purchase Price in accordance with Section 1(b) and 1 (c) above.

            (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

            (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated herein which prohibits the consummation of any of the transactions contemplated by this Agreement.

       6.        CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Debenture at Closing is subject to the satisfaction, of the following conditions:

            (a) The Company shall have executed this Agreement and delivered the same to the Buyer.

            (b) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated herein which prohibits the consummation of any of the transactions contemplated by this Agreement.

            (c) The Company shall have received funds from the Buyer representing the Purchase Price in an amount equal to the Subscription Amount.

       7.        GOVERNING LAW; MISCELLANEOUS.

            (a) Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada and shall be enforceable exclusively in the courts thereof.

            (b) Counterparts; Signatures By Facsimile. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. This Agreement, once executed by a Party, may be delivered to the other Party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and supersede all previous communication, representation, or Agreements whether oral or written, between the parties with respect to the matters covered herein. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. The Agreement may only be modified in writing by both Parties. The Parties waive the right to rely on any oral representations made by the other Party, whether in the past or in the future, regarding the subject matter of the Agreement, the instruments referenced herein or any other dealings between the Parties related to investments or potential investments into the Company or any securities transactions or potential securities transactions with the Company.

            (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company, to:

Attn:

________________________________________
________________________________________
________________________________________

If to the Buyer:

ATTN:

________________________________________
________________________________________

________________________________________
________________________________________

Each Party shall provide notice to the other Party of any change in address.

            (g) Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing and subject to Section 2(e), Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its "Affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

            (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Buyer does represent and certify under penalty of perjury that the foregoing statements are true and correct and that the Buyer by the following signature executed this Agreement.

Dated this _______ day of _________ ,2014.

____________________________________                                  _______________________________
                        Your Signature                                                                    PRINT EXACT NAME IN WHICH YOU WANT
                                                                                                                       THE SECURITIES TO BE REGISTERED

Buyer’s Subscription Amount: US$_______________

Principal Amount of Debentures Subscribed for: US$____________
(Subscription Amount)

Buyer’s Entity Type and Residency:

___________________________________________	DELIVERY INSTRUCTIONS:
Name: Please Print	Please type or print address where your security is to be delivered

ATTN.: ___________________________________________
___________________________________________
Title/Representative Capacity (if applicable)

___________________________________________	_______________________________________________________
Name of Company You Represent (if applicable)	Street Address

___________________________________________	_______________________________________________________
Place of Execution of this Agreement	City, State or Province, Country, Offshore Postal Code

__________________________________________________
Phone Number (For Federal Express) and Fax Number (re: Notice)

THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF
$____________ USD (“SUBSCRIPTION AMOUNT”) ON THIS ________ DAY OF _____, 2014

By:___________________
Print Name :_
Title: __________________

EXHIBIT A

EXHIBIT B